UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 19, 2006

INTEGRATED ELECTRICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027

(Address of principal	(Zip Code)
executive offices)

Registrant's telephone number, including area code: (713) 860-1500

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 is to amend the Current Report on Form 8-K filed by Integrated Electrical Services, Inc. (the “Company”) on April 21, 2006 (the “Original 8-K”) to add a reference to Item 2.02 and to revise the cautionary language in the last paragraph of Item 8.01 to remove any implication that the Second Fiscal Quarter Estimates include adjusted GAAP measures. The information in this Amendment No. 1 is intended to replace in its entirety the Original 8-K.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.02.

ITEM 8.01 OTHER EVENTS

In a series of meetings beginning on April 19, 2006, officers of the Company disclosed to employees of its subsidiaries certain preliminary information concerning the Company's consolidated results of operations for the month of March and the quarter ended March 31, 2006 (the "Second Fiscal Quarter Estimates"). This information has also been disclosed by the Company to numerous parties (under confidentiality agreements) in connection with various ongoing negotiations in connection with the Company's proceedings in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court"). The Second Fiscal Quarter Estimates are filed as Exhibit 99.1 hereto. Because these results are preliminary estimates, each item included in the Second Fiscal Quarter Estimates for March and for the quarter ended March 31, 2006 is set forth in a range, with both a high and low value set forth.

For the quarter ended March 31, 2006, the Second Fiscal Quarter Estimates set forth preliminary estimated revenues from continuing operations of $242.8 million to $246.8 million, preliminary estimated operating losses from continuing operations of $2.4 million to $5.7 million, and preliminary estimated net losses from continuing operations of $12.5 million to $15.8 million.

The Company has previously disclosed in its Current Report on Form 8-K dated April 3, 2006 that it has committed to the winding-down or earlier sale or disposition of certain underperforming subsidiaries, which were identified in its subsequent Current Report on Form 8-K dated April 5, 2006 (the "Subsidiaries"). For the quarter ended March 31, 2006 excluding the portion of the preliminary estimated revenues and net losses attributable to the Subsidiaries, and certain charges incurred in connection with their wind-down, the portion of the preliminary estimated revenue from continuing operations that is attributable to the Company's other subsidiaries in the aggregate is $223.9 million to $227.9 million, and the portion of the preliminary estimated operating income from continuing operations that is attributable to the Company's other subsidiaries in the aggregate ranged from an operating income of $5.7 million to $2.4 million.

The Second Fiscal Quarter Estimates are limited in scope and cover a limited time period. The Second Fiscal Quarter Estimates are unaudited and have not been reviewed by the Company's independent registered public accounting firm. The Second Fiscal Quarter Estimates may not reflect all quarter-end adjustments and are preliminary, and thus do not represent the final results of the Company for the quarter ended March 31, 2006. The Company cautions readers not to place undue reliance upon the Second Fiscal Quarter Estimates. There is no assurance that such information is complete. The information in the Second Fiscal Quarter Estimates should not necessarily be viewed as indicative of future results.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.
Exhibit Number	Description
99.1*	Preliminary Consolidated Statements of Operations for the month ended January 31, 2006, the month ended February 28, 2006, the month ended March 31, 2006 and the three months ended March 31, 2006.

*       Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.
By:	/s/ Curt L. Warnock
Curt L. Warnock
Senior Vice President and General Counsel

Date: April 24, 2006

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EXHIBIT INDEX

(c)	Exhibits.
Exhibit Number	Description
99.1*	Preliminary Consolidated Statements of Operations for the month ended January 31, 2006, the month ended February 28, 2006, the month ended March 31, 2006 and the three months ended March 31, 2006.
*	Filed herewith

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